Exhibit 99(a)(1)(b)

LETTER OF TRANSMITTAL

Offer to Exchange One Share of Series B Preferred Stock,
Liquidation Preference $1,000 per share, for each Share of its issued and outstanding Series A Preferred Stock, Liquidation Preference $1,000 per share,
CUSIP Number 505447 20 1

of
LaBRANCHE & CO INC.

Pursuant to the Offer to Exchange
Dated December 5, 2003

THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 7, 2004 OR SUCH LATER TIME AND DATE TO WHICH THE OFFER IS EXTENDED (SUCH TIME AND DATE, THE "EXPIRATION DATE"). HOLDERS OF SERIES A SHARES (AS HEREINAFTER DEFINED) MUST TENDER THEIR SERIES A SHARES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE SERIES B SHARES. TENDERED SERIES A SHARES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER.

The Depositary for the Offer:

Mellon Investor Services LLC

By Hand Delivery before 4:30 pm on the Expiration Date:	By Registered or Certified Mail to be received before 4:30 pm on the Expiration Date:
Mellon Investor Services LLC 120 Broadway, 13th Floor New York, NY 10271	Mellon Investor Services LLC 85 Challenger Road Mail Stop-Reorg Ridgefield Park, NJ 07660

By Facsimile before 4:30 pm
on the Expiration Date:
Facsimile Number: (201) 296-4293
Telephone Number: (201)296-4860

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

        This Letter of Transmittal and instructions hereto (the "Letter of Transmittal") and the Offer to Exchange (as the same may be amended or supplemented from time to time, the "Offer to Exchange") of LaBranche & Co Inc., a Delaware corporation (the "Company"), constitute the Company's offer (the "Offer") to exchange all of the issued and outstanding shares of Series A Preferred Stock, liquidation preference $1,000 per share, CUSIP Number 505447 20 1 (the "Series A Shares") of the Company for an equal number of Series B Preferred Stock, liquidation preference $1,000 per share, (the "Series B Shares") of the Company. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Exchange.

        STOCKHOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE SERIES B SHARES IN EXCHANGE FOR THEIR SERIES A SHARES PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SERIES A SHARES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

        This Letter of Transmittal is to be used by stockholders if: (i) certificates representing Series A Shares are to be physically delivered to the Depositary herewith by such stockholders; or (ii) the tender of Series A Shares is to be made according to the guaranteed delivery procedures set forth in the Offer to Exchange under the caption "Procedures for Accepting the Offer and Tendering Shares—Guaranteed Delivery".

        Currently, a portion of the Series A Shares are held in escrow (the "Escrow Shares") pursuant to an escrow agreement dated as of March 15, 2001 (the "Escrow Agreement") in order to satisfy any indemnification obligations of the former stockholders of ROBB PECK McCOOEY Financial Services, Inc. ("RPM") in connection with the Company's acquisition of RPM in March 2001 (the "RPM Acquisition"). By executing and delivering this Letter of Transmittal to the Depositary, a stockholder will also be indicating that he is tendering his Escrow Shares pursuant to the Offer. Such Escrow Shares will be replaced by an equal number of Series B Shares, which will be deposited with the escrow agent in accordance with the terms of the Escrow Agreement. Accordingly, by tendering his Series A Shares for exchange and signing and delivering this Letter of Transmittal, each stockholder agrees and acknowledges that, effective upon completion of the Offer, all references to "Escrowed Purchaser Shares" in the Escrow Agreement will refer to the Series B Shares issued upon completion of the Offer in exchange for the Escrow Shares and authorizes the representative of such stockholder to execute any document that may be required to effect such change.

        The undersigned must complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer. Stockholders who wish to tender their Series A Shares must complete this Letter of Transmittal in its entirety.

        The undersigned must check the appropriate boxes below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

        In the event that the Offer is terminated or otherwise not completed, the Series B Shares will not be delivered to stockholders who have validly tendered their Series A Shares in connection with the Offer.

        The Offer is made upon the terms and subject to the conditions set forth in the Offer to Exchange and herein. Stockholders should carefully review the information set forth therein and herein.

        A stockholder's broker, dealer, commercial bank, trust company or other nominee may assist in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Exchange, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary, whose address and telephone number appear on the back cover of the Offer to Exchange. See Instruction 8 below.

        If stockholders desire to tender Series A Shares pursuant to the Offer and (i) such Series A Shares are not lost but are not immediately available, or (ii) time will not permit this Letter of Transmittal, such Series A Shares or other required documents to reach the Depositary prior to the Expiration Date, such stockholders may effect a tender of Series A Shares in accordance with the guaranteed delivery procedures set forth in the Offer to Exchange under the caption "Procedures for Accepting the Offer and Tendering Shares—Guaranteed Delivery." See Instruction 1 below.

        Each tendering stockholder must check one of the following boxes:

☐
CHECK HERE IF TENDERED SERIES A SHARES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED SERIES A SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Stockholder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

By checking one of the foregoing boxes and executing this letter of Transmittal, each stockholder is also indicating that he is tendering his Escrow Shares pursuant to the Offer. Such Escrow Shares will be replaced by an equal number of Series B Shares, which will be deposited with the escrow agent in accordance with the terms of the Escrow Agreement.

        List below the Series A Shares to which this Letter of Transmittal relates (other than Escrow Shares which are automatically being tendered upon the execution and delivery hereof). By executing and delivering this Letter of Transmittal, each stockholder is also indicating that he is tendering his Escrow Shares pursuant to the Offer. Such Escrow Shares will be replaced by an equal number of Series B Shares, which will be deposited with the escrow agent in accordance with the terms of the Escrow Agreement. If the space provided below is inadequate, list the certificate numbers and number of Series A Shares on a separately executed schedule and affix the schedule to this Letter of Transmittal. If the total number of Series A Shares validly tendered (and not withdrawn) prior to the Expiration Date is less than 100% of the total number of issued and outstanding Series A Shares, the Company will not exchange any Series A Shares for Series B Shares. Please see Section 2, "Acceptance for Exchange and Exchange of Shares" of the Offer to Exchange.

Name(s) and Address(es) of Registered Stockholder(s) Exactly as Name(s) Appear(s) on Series A Shares (Please fill in, if blank)	Certificate Number(s)*	Aggregate Number of Series A Shares Represented

Total Number of Series A Shares

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

        Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the number of Series A Shares indicated above. By execution hereof, the undersigned acknowledges receipt of the Offer to Exchange which together with this Letter of Transmittal sets forth such terms and conditions and constitutes the Offer.

        Subject to, and effective upon, the acceptance for exchange, the Series A Shares tendered with this Letter of Transmittal (including any Escrow Shares), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Company all right, title and interest in and to the Series A Shares that are being tendered hereby, waives any and all other rights with respect to the Series A Shares and releases and discharges the Company from any and all claims such stockholder may have now, or may have in the future, arising out of, or related to, the Series A Shares, including without limitation any claims that such stockholder is entitled to receive additional dividend payments with respect to the Series A Shares. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company in connection with the Offer) with respect to, such Series A Shares, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Series A Shares for transfer of ownership on the books of the relevant security register and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Shares all in accordance with the terms of and conditions of the Offer, as described in the Offer to Exchange and herein.

        The undersigned understands and acknowledges that by executing this Letter of Transmittal and tendering the Series A Shares for exchange, the undersigned consents to the creation of the Series B Shares in accordance with Section 2(b) of The Certificate of Designations, Powers, Preferences and Rights of the Series A Shares.

        The undersigned understands and acknowledges he is party to a stockholder agreement with the Company dated as of March 15, 2001 (the "RPM Stockholder Agreement") pursuant to which the undersigned agreed among other things, not to sell or otherwise dispose of Series A Shares without the Company's prior written consent, except in certain limited circumstances. In making the Offer, the Company is consenting to the transfer of the undersigned's Series A Shares to the Company pursuant to the Offer. Following the completion of the Offer, the transfer restrictions contained in the RPM Stockholders Agreement applicable to the Series A Shares will continue to apply to the Series B Shares. Accordingly, by tendering Series A Shares for exchange and signing this Letter of Transmittal, the undersigned hereby also consents to the amendment of Section 3.8 of his RPM Stockholder Agreement, effective upon completion of the Offer, to provide that all references in Section 3.8 to "Series A Preferred Stock" shall be deleted and replaced with the term "Series B Preferred Stock."

        The undersigned understands and acknowledges that the Offer will expire at 5:00 p.m., New York City time, on January 7, 2004, unless extended by the Company in its sole discretion or earlier terminated.

        The undersigned understands that tenders of Series A Shares may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date. In the event of a termination of the Offer, Series A Shares tendered pursuant to the Offer will be returned to the tendering stockholders promptly. In addition, tenders of the Series A Shares may be withdrawn if the Offer is amended in a manner determined by the Company to constitute a material change to the stockholders. If the Company reduces either (i) the number of Series A Shares subject to the Offer or (ii) the number of Series B Shares being issued in exchange for Series A Shares, then previously tendered Series A Shares may be validly withdrawn until the expiration of ten business days after the date that the notice of any such reduction is first delivered to stockholders.

        If the Series A Shares to be withdrawn have been delivered or otherwise identified to the Depositary, a written, telegraphic or facsimile transmission signed notice of withdrawal is effective immediately upon such notice even if physical release is not yet effected. Any Series A Shares properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

        The undersigned understands that tenders of Series A Shares pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series A Shares hereby (subject, in the case of Escrow Shares, to the escrow agreement and indemnification agreement governing such Escrow Shares), and that when such Series A Shares are accepted for exchange by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request by the Company or the Depositary, execute and deliver any additional documents deemed by the Company or the Depositary to be necessary or desirable to complete the sale, assignment and transfer of the Series A Shares tendered hereby.

        For purposes of the Offer, tendered Series A Shares will be deemed to have been accepted for exchange, if, as and when the Company gives oral notice (confirmed in writing) or written notice thereof to the Depositary (the "Acceptance Date"). Under no circumstances will any interest be payable by the Company nor will additional Series B Shares be issued because of any delay by the Depositary in the delivery of Series B Shares to the holders of exchanged Series A Shares or otherwise.

        The undersigned understands that, in the event of a defect or irregularity in connection with tenders of Series A Shares (each of which the Company may waive), the Company will not be required to accept for exchange any of the Series A Shares defectively tendered (including any Series A Shares tendered after the Expiration Date). Any Series A Shares not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The undersigned understands that the exchange of Series B Shares for Series A Shares will take place only if all of the issued and outstanding Series A Shares are tendered and not withdrawn prior to the Expiration Date.

        The undersigned understands that the delivery and surrender of the Series A Shares is not effective, and the risk of loss of the Series A Shares does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Series A Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the Series B Shares in exchange for the Series A Shares accepted for exchange in the name(s) of the undersigned. With respect to Escrow Shares tendered pursuant to the Offer, please replace such Escrow Shares with an equal number of Series B Shares in accordance with the Escrow Agreement. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Series A Shares not accepted in the event that the exchange of Series B Shares for Series A Shares does not take place (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), or in the case of Escrow Shares, please mail or return them to the escrow agent. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Series B Shares in exchange for the Series A Shares accepted for exchange in the name(s) of, and return the Series A Shares not accepted in the event that the Offer does not take place to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Series A Shares from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Series A Shares so tendered.

SIGNATURE GUARANTEE
(See Instruction 2 below)
(Certain Signatures Must Be Guaranteed by an Eligible Institution)

(Name of Eligible Institution Guaranteeing Signature)

(Address (including Zip Code) and Telephone Number (including Area Code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:                       ,

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instruction 2 and 3)

              To be completed ONLY if the Series B shares are to be issued to someone other than the tendering stockholder. Unless another person(s) is designated under "Special Delivery Instructions" below, Series A Shares not accepted in the Offer will also be delivered to the person(s) designated herein.

  Issue the Series B Shares to:

Name:	(Please Print)
Address:
(Including Zip Code)
Taxpayer Identification or Social Security Number

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instruction 2 and 3)

              To be completed ONLY if the Series A Shares not accepted, because the Offer did not take place, are to be delivered in the name of someone other than the tendering stockholder or to the person(s) designated above under "Special Issuance Instructions."

Name:	(Please type or print)
Address:

(Including Zip Code)

PLEASE SIGN HERE
(To Be Completed By All Tendering Stockholders Regardless
of Whether Series A Shares Are Being Physically Delivered Herewith)

        This Letter of Transmittal must be signed by the registered stockholder(s) exactly as their name(s) appear(s) on certificate(s) for Series A Shares or by person(s) authorized to become registered stockholder(s) by endorsements on certificates for Series A Shares or by properly completed stock powers transmitted with this Letter of Transmittal. Endorsements on Series A Shares and signatures on stock powers by registered stockholders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 2 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 2 below.

        IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER OF THE SERIES A SHARES, THEN THE REGISTERED STOCKHOLDER MUST SIGN A CONSENT PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY SHOULD ACCOMPANY THIS LETTER OF TRANSMITTAL.

X
(Signature(s) of Registered Stockholder(s) or Authorized Signatory)
X
(Signature(s) of Registered Stockholder(s) or Authorized Signatory)

Dated:                        ,

Name(s)
(Please Print)

Capacity:

Address
(Including Zip Code)

Area Code and Telephone No.:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1. Delivery of this Letter of Transmittal and Series A Share Certificates; Guaranteed Delivery Procedures; Withdrawal of Tenders.    To tender Series A Shares pursuant to the Offer, physical delivery of Series A Shares, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, if applicable, in lieu of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Tenders of Series A Shares will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. The method of delivery of this Letter of Transmittal, Series A Shares and all other required documents to the Depositary is at the election and risk of the stockholders. If such delivery is by mail, it is suggested that stockholders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date, to permit delivery to the Depositary prior to such date. Instead of delivery by mail, it is recommended that stockholders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and Series A Shares should be sent only to the Depositary, not to the Company.

        If stockholders desire to tender Series A Shares pursuant to the Offer and (i) such Series A Shares are not lost but are not immediately available or (ii) time will not permit this Letter of Transmittal, Series A Shares and all other required documents to reach the Depositary prior to the Expiration Date, such stockholders may effect a tender of Series A Shares in accordance with the guaranteed delivery procedures set forth in the Offer, and the Offer to Exchange under the caption "Procedures for Accepting the Offer and Tendering Shares—Guaranteed Delivery".

        By executing and delivering this Letter of Transmittal, each stockholder is also indicating that he is tendering his Escrow Shares pursuant to the Offer. Such Escrow Shares will be replaced by an equal number of Series B Shares, which will be deposited with the escrow agent in accordance with the terms of the Escrow Agreement.

        Pursuant to the guaranteed delivery procedures:

          (a)   such tender and delivery must be made by or through an "Eligible Institution" that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program.

          (b)   on or prior to the Expiration Date, the Depositary must have received from such Eligible Institution, at the address of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided by the Company, setting forth the name(s) and address(es) of the registered stockholder(s), the registered number(s) of such Series A Share certificates and the number of Series A Shares being tendered and guaranteeing that, within two NYSE trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with certificates representing the Series A Shares, and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

          (c)   this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed with any required signature guarantees, together with all physically delivered Series A Shares in proper form for transfer and any other required documents must be received by the Depositary within two NYSE trading days after the date of the Notice of Guaranteed Delivery.

        Series A Shares tendered prior to the Expiration Date may not generally be withdrawn after the Expiration Date. Notice of withdrawal of tendered Series A Shares, to be valid, must (i) specify the name of the person who deposited the Series A Shares to be withdrawn (the "Depositor"), and/or the name in which the Series A Shares are registered, if different from that of the Depositor, (ii) specify the number of Series A Shares to be withdrawn, (iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including, in any case, any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Depositary that the person withdrawing the tender has succeeded to beneficial ownership of the Series A Shares, (iv) specify the Series A Share certificate number (if any), (v) state that such stockholder is withdrawing his election to have such Series A Shares purchased and (vi) be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. If Series A Shares have been delivered or otherwise identified to the Depositary, the name of the registered stockholder and the certificate number or numbers relating to such Series A Shares withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Series A Shares.

        2. Signatures on this Letter of Transmittal, Stock Powers and Endorsement; Guarantee of Signatures.    If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Series A Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Series A Share certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Series A Shares tendered hereby is registered in the name of two or more stockholders, all such stockholders must sign this Letter of Transmittal. If any tendered Series A Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which Series A Shares are held.

        If this Letter of Transmittal is signed by the registered stockholder and Series A Shares not accepted for exchange, because the exchange of Series B Shares for Series A Shares did not take place, are to be issued and the Series B Shares are to be issued to the order of, the registered stockholder, then the registered stockholder need not endorse any tendered Series A Shares nor provide a separate stock power. In any other case (including if this Letter of Transmittal is not signed by the registered stockholder), the registered stockholder must either properly endorse the Series A Share certificates tendered or transmit a separate properly completed stock power with this Letter of Transmittal in either case, executed exactly as the name(s) of the registered stockholder(s) appear(s) on such Series A Share certificates, with the signature on the endorsement or stock power guaranteed by an Eligible Institution, unless such Series A Shares or stock powers are executed by an Eligible Institution.

        If this Letter of Transmittal or any Series A Share certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on Series A Share certificates and signatures on stock powers provided in accordance with this Instruction 2 by registered stockholders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

        No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Series A Shares tendered herewith and issuance of the Series B Shares is to be made, or any Series A Shares not accepted for exchange are to be issued, directly to such stockholder(s) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Series A Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers accompanying Series A Shares must be guaranteed by an Eligible Institution.

        3. Special Payment and Special Delivery Instructions.    If the Series B Shares are to be issued in the name of someone other than the tendering stockholder, the tendering stockholder must fill in the information in the box entitled "Special Issuance Instructions." If the Series A Shares not accepted for exchange are to be delivered in the name of someone other than the tendering stockholder, the tendering stockholder must fill in the information in the box entitled "Special Delivery Instructions." In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Unless a different person(s) is indicated in the box entitled "Special Delivery Instructions," Series A Shares not accepted for exchange will be delivered in the name of the person(s) designated in the box entitled "Special Issuance Instructions".

        4. Transfer Taxes.    The Company will pay all transfer taxes applicable to the exchange of Series A Shares pursuant to the Offer.

        Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        5. Validity of Tenders.    All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Series A Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of Series A Shares will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Series A Shares that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Series A Shares. The Company's interpretations of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal), as such documents may be amended or supplemented, will be final and binding on all parties. Any defect or irregularity in connection with tenders of Series A Shares must be cured within such time as the Company determines, unless waived by the Company. Tenders of Series A Shares shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. All tendering stockholders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Series A Shares for exchange. Although the Company intends to notify Stockholders of defects or irregularities with respect to tenders of Series A Shares, none of the Company, the Depositary or any other person will be under any duty to give notice of any defects or irregularities in tenders of Series A Shares, or will incur any liability to stockholders for failure to give any such notice.

        6. Waiver of Conditions.    The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions of the Offer with respect to any Series A Shares tendered, in whole or in part, at any time and from time to time.

        7. Mutilated, Lost, Stolen or Destroyed Share Certificates.    Any stockholder whose Share certificates have been mutilated, lost, stolen or destroyed should write to or telephone the Depositary at the address or telephone number set forth in the Offer to Exchange.

        8. Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering Series A Shares, requests for assistance or additional copies of the Offer to Exchange, this Letter of Transmittal and any other documents related to the Offer may be directed to the Information Agent, whose address and telephone number appears on the back cover of the Offer to Exchange. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.